UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2017

Aehr Test Systems
(Exact name of Registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Kato Terrace
Fremont, California 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective on October 26, 2017 as of immediately prior to the Annual Meeting (as defined below), the Board of Directors of Aehr Test Systems (the “Company”) amended Section 3.2 of Article III of the Company’s bylaws to change the exact number of Company directors from 7 to 6. The description of the foregoing amendment to the Company’s bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of Section 3.2 of Article III of the bylaws as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Shareholders of Aehr Test Systems was held on October 26, 2017 (the “Annual Meeting”). There were 21,532,096 shares of common stock entitled to vote at the Annual Meeting and 16,559,700 shares were present in person or by proxy.

Three items of business were acted upon by shareholders at the Annual Meeting. The voting results are as follows:

Proposal One: Election of Directors of the Company.

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Rhea J. Posedel	7,851,289	2,066,986	6,641,425
Gayn Erickson	7,855,360	2,062,915	6,641,425
William W.R. Elder	9,242,988	675,287	6,641,425
Mario M. Rosati	7,235,847	2,682,428	6,641,425
John M. Schneider	9,820,541	97,734	6,641,425
Howard T. Slayen	9,916,506	1,769	6,641,425

Proposal Two: Ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2018.

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
TWO	16,531,964	22,244	5,492	--

Proposal Three: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
THREE	9,768,907	50,295	99,073	6,641,425

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

	Exhibit No.	Description
	3.1	Bylaws of Aehr Test Systems as amended October 26, 2017.
        ..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems
(Registrant)

Date: October 31, 2017	By:	/S/ KENNETH B. SPINK
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer